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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     December 19, 2007 (December 18, 2007)


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)


     ALBERTA, CANADA                   001-32714                  38-3324634
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

     On December 18, 2007, Gastar Exploration Ltd. released an update on drilling results on its Wildman Trust #3 well and its Lone Oak Ranch #3 well ("LOR #3") in East Texas.

     This press release is attached as Exhibit 99.1 and is being furnished solely pursuant to Item 7.01 of this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:


Exhibit No.             Description of Document
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   99.1         Press release dated December 18, 2007.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GASTAR EXPLORATION LTD.


Date: December 19, 2007                By: /s/  J. RUSSELL PORTER
                                           ------------------------------------
                                           J. Russell Porter
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.             Description of Document
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   99.1         Press release dated December 18, 2007.





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